May 2009

China Biologic Products, Inc.

A profitable, rapidly growing plasma-based biopharmaceutical products company in China



Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

The forward-looking statements contained in this presentation are made only of this date, and China Biologic Products, Inc. is under no obligation to revise or update these forward-looking statements.

Equity Snapshot

Ticker	CBPO.OB
Price (05/12/09):	$4.00
Market Capitalization:	$85.6 M
Revenues (ttm):	$60.1 M
Net Income (ttm):	$14.0 M
Wtd Avg Diluted Shares as of 03/31/09	21.4M
Diluted EPS (ttm)	$0.66
P/E (ttm)	6.1X
Revenues 2009E:	$90 - $100 M
Net Income 2009E:	$18 - $22 M

Company Overview

Largest non-state owned plasma-based biopharmaceutical company in China

- Fully integrated biologic products company with plasma collection, production and manufacturing, research and development, and commercial operations
- Through recent equity investments in two government approved plasma-based biopharmaceutical companies in China, the Company now has ownership in three of the 32 approved manufacturers
- Secured plasma supply with direct, majority or minority ownership in 16 of about 100 plasma collection stations
- Expanding geographic footprint, operations in 3 provinces with a total population of 166 million people in East, South and West of China
- Established in 2002




China Biologic Products, Inc.
Shandong Taibang Biological Products Co.,Ltd.
(82.76% controlling ownership)
Xi'an Huitian Blood Products Co.,Ltd
(Acquired 35% equity interest)
Chongqing Dalin Biologic Technologies
(Acquired 90% controlling interest)

Plasma-Derived Therapeutics

China Biologic is a fully-integrated plasma-based biopharmaceutical company

Plasma Collection



Donors (paid an average of US$30) visit collection centers and plasma is collected through apheresis

Manufacturing (Fractionation)



Beneficial proteins are separated from plasma and purified

Distribution



Plasma-derived products with different applications are sold to hospitals in China and abroad

Investment Highlights

Blood products cannot be substituted in many applications including medical emergencies, and prevention & treatment for some specific diseases such as hepatitis, rabies, tetanus, etc.

Multiple growth drivers including:

- Rising demand for plasma-based products and increasing healthcare spending in China
- Opportunity for consolidation and geographic expansion
- New product opportunities including higher margin specialty products
- Stringent regulatory requirements and strict control over raw materials supply limits competition
- Significant commercial scale with increasing profitability
- Attractive valuation relative to peers



Revenue USD in Millions
60.0
50.0
40.0
30.0
20.0
10.0
0.0
CAGR=52.9%
11.6
22.2
32.4
46.8
2005
2006
2007
2008



Net Income USD in Millions
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
CAGR=110%
1.3
3.8
8.2
12.0
2005
2006
2007
2008

Growing Market Opportunity

- Growth of the market for plasma based products in China has accelerated in recent years
- Spending on healthcare in China continues to increase both in terms of annual spending and as a percentage of GDP
  - Chinese spending on biopharmaceutical products is estimated to continue to grow at 15-20% per annum
- Continued growth in the market opportunity is being driven by rising health standards, an aging population, increased government spending, accelerating urbanization, and rising disposable incomes



Market Size of Plasma-Based Products in China
$ in Millions
700
600
500
400
300
200
100
0
28%
24%
20%
16%
12%
8%
4%
0%
2004
2005
2006
2007
Market size
YoY Growth

Source: Haitong Research

Plasma Collection – Shandong Taibang

2005 | **2008**

Total Collected Volume of Plasma in China has Declined Rapidly Due to Government Reform of Industry



5000
(Tons)
2700
(Tons)
Collected Plasma in China Except Shandong Taibang 97.0%
Collected Plasma by Shandong Taibang 3.0%
Collected Plasma in China Except Shandong Taibang 90.4%
Collected Plasma by Shandong Taibang 9.6%

Shandong Taibang sourcing from plasma stations: 3

Shandong Taibang plasma stations owned: 7 or 250 tons per year

Attractive Acquisitions

CBPO Completed Acquisitions

Chongqing Dalin Biologic Technologies

Acquired 90% controlling interest in Chongqing Dalin Biologic Technologies, which owns 54% of the equity interest in Qianfeng, which represents approximately 48.6% of indirect ownership in Qianfeng

- Guiyang, Guizhou Province
- Currently 6 out of the 7 plasma stations in operation, collecting 250 tons of plasma per year
- Production capacity - 400 tpa
- 6 products approved by SFDA

Estimated Plasma-Based Products Market Share in China



7.40%
0.80%
6.90%
Market share post acquisitions: 15.1%
84.50%
Rest of the Market
Dalin
Huitian
CBPO

Xi'an Huitian Blood Products

Acquired 35% equity interest in Xi'an Huitian Blood Products

- Xi'an, Shaanxi Province
- 3 plasma stations currently in operation, collecting 80 tons of plasma per year
- Production capacity of 200 tpa
- 4 products approved by SFDA

The New China Biologic

Consolidated Operating Statistics

	Existing	Dalin[(1)]	Huitian[(2)]	Total
Plasma collection centers in operation	7	6	3	16
Estimated annual plasma collection volume (tons)	250	250	80	580
Plasma manufacturing facilities	1	1	1	3
Plasma manufacturing capacity (tons)	700	400	200	1,300

(1) China Biologic acquired 90% controlling interest in Chongqing Dalin Biologic Technologies, which has an effective 48.6% interest in Qianfeng.

(2) China Biologic acquired 35% interest in Huitian.

Under Penetrated Market

Plasma Market: China vs. Developed Nations

Region	Albumin	IVIG (Intravenous Immunoglobulin G)	Factor VIII
China*	100kg	1kg	0.1 IU
More developed countries*	200-300kg	10kg	1 IU

Range of Plasma Products Used

Region	Number of Plasma Products	Human Albumin	Various types of Immunoglobulin	Clotting Factors
China	4-8	75%	20%	5%
More developed countries	10-20	25%	25%	50%

** Per million population*

New Mandates Strengthen Market Structure/Drive Consolidation

Government Reform of Plasma-based Industry

- Reform of blood collection stations in 2006
- GMP Certification required for blood collection stations, biopharmaceutical manufacturers
- Restriction of imported products due to past outbreaks
- Limited allowance of new collection stations/No new plasma-based manufacturers approved
- July 2008: mandatory 90-day quarantine for all blood plasma

Produces →

Improved Quality of Collection Stations and Final Plasma Products; Consolidating Market

- About 100 collection stations remaining; CBPO has 16
- 32 manufacturers remaining; half not competitive
  - Lack of plasma supply, obsolete facilities, smaller product portfolios
- Fragmented market undergoes consolidation

Creates →

Favorable Market Conditions

- Plasma supply tightens up
- Pushes price of plasma-based products higher

In 2007, Chinese Health authorities disqualified 25 blood collection personnel and closed two blood plasma collection stations for violating collection regulations. Source: Xinhua News (2008-03-28) *China closes almost 5,000 illegal blood banks*

Product Revenue Mix

Increasing product diversification and growth in high margin specialty products

Three new products currently in clinical trials

PRODUCTS	% of Q1 2009 Sales[(1)]	% of Q1 2008 Sales[(2)]
Human Albumin	58.4%	58.1%
Human Hepatitis B Immunoglobulin	0.3%	2.9%
Human Immunoglobulin for Intravenous Injection	25.4%	21.1%
Human Rabies Immunoglobulin	7.7%	15.3%
Human Tetanus Immunoglobulin	4.9%	1.4%
Human Immunoglobulin	1.0%	--
Others	2.3%	1.2%

(1) China Biologic product mix including Shandong Taibang and Dalin, excluding Huitian

(2) China Biologic standalone product mix excluding Dalin and Huitian.

Focus on R&D

On-going R&D Objectives

- Expand portfolio of plasma-based biopharmaceutical products
- Maximize manufacturing efficiency and safety
- Promote product safety through implementation of new technologies
- Refine production technology on existing products

New Product Pipeline

Product	
Human Hepatitis B Immunoglobulin (pH 4) for Intravenous Injection	Approved to commence clinical trial (stage 8) ***Commercial Production expected in 2011***
Human Prothrombin Complex Concentrate	Application to the SFDA for official production permit and product certification (stage 9) ***Commercial Production expected in 2009***
Human Coagulation Factor VIII	Approved to commence clinical trial (stage 8) ***Commercial Production expected in 2010***
Human Fibrinogen	Commenced laboratory studies on the manufacturing procedure (stage 2)
Human Immunoglobulin for Intravenous Injection - 10%	About to begin a technical feasibility study and laboratory study on the manufacturing procedure (stage 2)

New Product Approval Process

Overview of SFDA Approval Process for New Plasma Products

	Stage	Est. Time (Months)
1	Planning stage	1
2	Feasibility study and assumption clarification	2
3	Develop scope and technique for testing the new medicine	6
4	Preparation of a virus inactivation report and submission to the NICPBP for preliminary review	4-6
5	R&D test product information submitted to the SFDA for preliminary assessment	4-6
6	Formal application to the NICPBP for test of virus inactivation and for CDE certification of clinical trial	6-7
7	SFDA review of clinical trial program for approval	1
8	Clinical trial: phases 1 to 4	3 yrs for new drugs 2 yrs for generics
9	Application to the SFDA for official production permit and product certification	8-9
10	Commercial production	

GMP Certification

- Shandong Taibang's GMP certification was renewed in August 2008, it is the first company in the industry to pass the new version of GMP inspection
- GMP certification is granted by the SFDA and assures the quality, safety, and effectiveness of pharmaceutical products
- High barrier to entry: as of 1999 GMP certification is no longer granted to new blood products manufacturers
- Stricter inspection standards imposed in January 2008, increasing number of articles to 259 from 225
- Both Qianfeng and Huitian are also GMP certified


中华人民共和国
药品GMP证书
SFDA

Stringent Quality Control





- One of first plasma-based manufacturers in China to receive GMP certification (1999); renewed in 2008
- Awarded Advanced High-tech Enterprise Certification by Ministry of Science and Technology of PRC (2006)
- Accepted into Double Hundred Project by Shandong Economic and Trade Committee (2007)
- Awarded with Advanced Technology Certification for Foreign Funded Enterprises from Department of Foreign Trade and Economic Cooperation of Shandong Province (2008)
- Awarded High-Technology Enterprise Certifications to Qualify for Preferential Income Tax Rate of 15% vs. regular rate of 25%, for period of 3 years starting from January 1, 2008
- Total annual production capacity of China Biologic has grown from 300 tons of plasma in 2007 to 700 tons in 2008 to 1300 ton in 2009

Management Profiles

Chao Ming Zhao, CEO of China Biologic Products

- Chief Financial Officer of China operating subsidiary between September 2003 and May 2008
- Over 10 years of experience in finance, accounting and internal control
- Certified Accountant in the PRC and an international registered internal auditor
- MBA in finance from Chinese University of Hong Kong in 2006

Tung Lam, CEO of Shandong Taibang Biological Products and Qianfeng Biological Products

- Responsible for the operations of Chinese subsidiary
- Previously Vice President of Fujian Province Fei Yue Group in charge of investment management
- Over 20-years managerial experience in engineering, IT products and financial service industries

Y. Tristan Kuo, CFO of China Biologic Products

- 28 years of accounting, financing and information system working experience in manufacturing, commodity trading and banking industry in the capacity of CFO, CIO, VP Finance and Controller
- CFO for Cuisine Solution, Inc., a public traded company in Virginia between 2002 and 2007
- Master of Arts degree in Accounting from the Ohio State University and Bachelor of Arts degree in Economics from Soochow University in Taipei

China Biologic Products, Inc.

A profitable, rapidly growing plasma-based biopharmaceutical products company in China



Financial Highlights

Strong Revenue Growth

Revenue US $ in Millions



100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
CAGR=52.9%
2005-2008
YoY Growth = 169.4%
11.6
22.2
32.4
46.8
90 -100
7.9
21.1
2005
2006
2007
2008
2009E
1Q 2008
1Q 2009

Guidance 2009:

2009 Full Year Range of Revenue : $90 to $100 million

2009 Full Year Range of Net Income : $18 to $22 million

Attractive Gross Margin



Gross Profit US $ in Millions
Gross Margin
46.3%
56.8%
69.3%
70.0%
75.2%
70.6%
40.0
30.0
20.0
10.0
0.0
CAGR=85.8%
YoY Growth = 153.1%
5.1
12.6
22.5
32.7
5.9
14.9
2005
2006
2007
2008
1Q 2008
1Q 2009

China Biologic Products, Inc.

Rising Net Income

Net Income US $ in Millions



24.0
22.0
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
CAGR=110%
2005-2008
18-22
12.0
8.2
3.8
1.3
YoY Growth = 87.8%
4.3
2.3
2005
2006
2007
2008
2009E
1Q 2008
1Q 2009

EPS-Diluted	$0.07	$0.18	$0.37	$0.56	$0.83 -$1.02*	$0.10	$0.20

*based on the current share count

China Biologic Products, Inc.



Income Statement

Summary Income Statement	Three Months ended March 31		Year Ended December 31		
($ in million)	2009	2008	2008	2007	2006
Revenues	$21.1	$7.8	$46.8	$32.4	$22.2
Gross Profit	$14.9	$5.9	$32.7	$22.5	$12.6
Gross Margin	70.6%	75.2%	70.0%	69.3%	56.8%
Operating Income	$10.1	$3.6	$20.3	$12.8	$6.2
Operating Margin	47.6%	46.3%	43.5%	39.5%	27.9%
Net Income	$4.3	$2.3	$12.0	$8.2	$3.8
Net Margin	20.1%	28.9%	25.6%	25.2%	17.2%
Wtd avg shares – diluted	21,434,942	21,964,168	21,556,342	21,861,014	21,434,942
EPS – diluted	$0.20	$0.10	$0.56	$0.37	$0.18

China Biologic Products, Inc.

Selected Balance Sheet

($ in millions)	Mar. 31, 2009	Dec. 31, 2008
Cash and cash equivalents	34.0	8.8
Inventory	26.7	14.9
Total Current Assets	65.1	25.2
Total Assets	139.1	67.2
Total Current Liabilities	63.0	18.9
Long term Debt	8.8	5.9
Total Shareholders' Equity*	39.9	37.2
Total Liabilities and Shareholders' Equity	139.1	67.2

***Excludes Non-controlling interest**

Peer Valuation

Company	Ticker	Stock Price (5/12/2009)	2008 Revenues	Revenue Growth in 2008	2008 EPS	P/E	EV/ EBITDA (2008)
Hualan Biological Engineering Inc.	002007.sz	$3.90	$69.8 m	35.3%	$0.13	30.0	31.3
Beijing Tiantan Biological Products Corp. Ltd.	600161.ss	$2.97	$98.9 m	28.2%	$0.04	74.3	25.3
Unisplendour Guhan Group	000590.sz	$1.15	$34.8m	13.8%	$0.01	115.0	20.1
Shanghai RAAS Blood Products Co., Ltd.	002252.ss	$3.96	$45.6m	40.4%	$0.11	36.0	--
Mean of Above		$2.99	$62.3 m	29.4%	$0.07	63.8	25.5
CSL Ltd.	ASX: CSL.AX	$23.26	$2,275 m (ttm)	17.8%	$1.12 (ttm)	20.8 (ttm)	14.8
China Biologic Products, Inc.	CBPO.OB	$4.00	$46.8 m	44.3%	$0.56	5.4	7.1

Note: Hualan and Unisplendour Guhan Group are listed on the Shenzhen Stock Exchange in China.
Beijing Tiantan and Shanghai RAAS Blood Products are listed on the Shanghai Stock Exchange in China.
CSL Limited is listed on Australia Exchange (ASX) and develops, manufactures and markets human pharmaceutical and diagnostic products derived from human plasma.

Source: Thomson One and Yahoo Finance

Investment Highlights Summary

- Largest non-state owned, fully-integrated producer of plasma-based biopharmaceutical company in China
- Rapidly growing demand for plasma-based products
- Under penetrated, consolidating market
- Securing raw materials supply
- High barriers to entry with strict regulatory environment
- Growing portfolio of high-margin products
- Geographic expansion opportunities
- Attractive valuation vs. peers



Contact

China Biologic Products Inc.
Y. Tristan Kuo
No.14 East Hushan Road
Taian City, Shandong 271000
PRC
Tel: 86 538-6202306
IR@chinabiologic.com

CCG Investor Relations Inc.
Crocker Coulson, President
1325 Avenue of the Americas, Suite 2800
New York, NY 10019
Tel: 1 (646) 213-1915
Crocker.Coulson@ccgir.com

Legal Counsel

Pillsbury Winthrop Shaw
Pittman LLP

Auditor

Moore Stephens Wurth
Frazer and Torbet, LLP

May 2009

China Biologic Products, Inc.

A profitable, rapidly growing plasma-based biopharmaceutical products company in China


Thank you!